Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Solely in connection with the filing of the Annual Report of Retractable Technologies, Inc. (the “Company”) on Form 10-K for the period ended December 31, 2021, as filed with the United States Securities and Exchange Commission on the date hereof (the “Report”), the undersigned Thomas J. Shaw, Chief Executive Officer, and John W. Fort III, Chief Financial Officer, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 31, 2022
/s/ Thomas J. Shaw
THOMAS J. SHAW
PRESIDENT, CHAIRMAN, AND
CHIEF EXECUTIVE OFFICER

/s/ John W. Fort III
JOHN W. FORT III
VICE PRESIDENT, CHIEF FINANCIAL
OFFICER, AND PRINCIPAL
ACCOUNTING OFFICER